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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 24, 1997

                          AMERICAN EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                    0-11871                 74-2086890
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                   1331 Lamar, Suite 900, Houston, Texas 77010
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (713) 756-6000

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Item 5. Other Events

      On June 24,1997, American Exploration Company, a Delaware corporation ("the Company"), Louis Dreyfus Natural Gas Corp., an Oklahoma corporation ("Louis Dreyfus") and LDNG Acquisition, Inc., an Oklahoma corporation and a wholly-owned subsidiary of Louis Dreyfus ("Merger Sub"), entered into an Agreement and Plan of Reorganization dated as of June 24, 1997 (the "Agreement") whereby the Company will merge with and into Merger Sub and Merger Sub will be the surviving corporation (the "Merger"). In the Merger, among other things, each share of the Company's common stock, par value $.05 per share, shall be converted into the right to receive (i) 0.72 shares of validly issued, fully paid and nonassessable Louis Dreyfus common stock, par value $.01 per share; and
(ii) $3.00 cash. The Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

      In connection with the Agreement, on June 24, 1997, the Company entered into an agreement with Louis Dreyfus Natural Gas Holdings Corp., a 72% stockholder of Louis Dreyfus (the "Stockholder Agreement"), pursuant to which, among other things, such stockholder agreed to vote all of the shares of common stock of Louis Dreyfus that are beneficially owned by it at the record date for any meeting of stockholders of Louis Dreyfus called to consider and vote upon the Merger and the Agreement in favor thereof. The Stockholder Agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

      In connection with the Merger Agreement, Louis Dreyfus entered into employment or retention agreements with certain members of the management of the Company. Such agreements are attached hereto as Exhibits 10.3-10.7 and are incorporated herein by reference.

      In connection with the Merger, the Company and Louis Dreyfus issued a joint press release announcing the Merger. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c). Exhibits

10.1 Agreement and Plan of Reorganization, dated as of June 24, 1997, by and among Louis Dreyfus, Merger Sub and the Company.

10.2 Stockholder Agreement, dated as of June 24, 1997, between the Company and Louis Dreyfus Natural Gas Holdings Corp.

10.3 Employment Agreement, dated as of June 24, 1997, between Louis Dreyfus and Mark Andrews.

10.4 Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and Elliott Pew.


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10.5  Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and
      T. Frank Murphy.

10.6 Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and Cindy L. Gerow.

10.7 Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and John M. Hogan.

10.8 Severance Agreement, dated as of April 11, 1997, between the Company and Elliott Pew.

99.1 Press release, dated as of June 24, 1997, announcing the signing of an agreement to merge the Company and Louis Dreyfus.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN EXPLORATION COMPANY
                                         Registrant

                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:

Date: June __, 1997


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                                Index to Exhibits

Exhibit No.             Description
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10.1  Agreement and Plan of Reorganization, dated as of June 24, 1997, by and among Louis Dreyfus, Merger Sub and the Company.

10.2 Stockholders Agreement, dated as of June 24, 1997, between the Company and Louis Dreyfus Natural Gas Holdings Corp.

10.3 Employment Agreement, dated as of June 24, 1997 between Louis Dreyfus and Mark Andrews.

10.4 Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and Elliott Pew.

10.5  Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and
      T. Frank Murphy.

10.6 Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and Cindy L. Gerow.

10.7 Retention Agreement, dated as of June 24, 1997, between Louis Dreyfus and John M. Hogan.

10.8 Severance Agreement, dated as of April 11, 1997, between the Company and Elliott Pew.

99.1 Press release, dated as of June 24, 1997, announcing the signing of an agreement to merge the Company and Louis Dreyfus.